UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2022

MILESTONE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Québec	001-38899	Not applicable
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Dr. Frederik-Philips Boulevard,
Suite 420
Montréal, Québec CA	H4M 2X6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 336-0444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MIST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company virtually held its 2022 Annual and Special Meeting of Shareholders (the “Annual Meeting”) on July 5, 2022. At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 2, 2022. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for, withheld or against each matter, and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Election of Directors

The Company’s shareholders elected the nominees below to the Company’s Board of Directors, each to hold office until the 2023 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such directors' earlier resignation or removal. The votes regarding the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph Oliveto	19,105,725	8,513	5,912,446
Lisa M. Giles	19,110,012	4,226	5,912,446
Richard Pasternak	19,107,807	6,431	5,912,446
Debra K. Liebert	19,109,967	4,271	5,912,446
Michael Tomsicek	19,106,447	7,791	5,912,446
Robert J. Wills	19,105,743	8,495	5,912,446

All nominees were elected.

Proposal 2. Appointment of the Company’s Auditor

Proposal 2 was a proposal to approve the appointment of PricewaterhouseCoopers LLP as the auditor for the Company to hold office until the close of the 2023 Annual Meeting of Shareholders and the authorization of the Board to fix the auditor's remuneration. The votes regarding the appointment of the Company’s auditor were as follows:

Votes For	Votes Against	Votes Withheld
24,809,612	0	217,072

Broker Non-Votes: 0.

Proposal 3. Approval of Amendment to 2019 Equity Incentive Plan

Proposal 3 was a proposal to approve the amendment to the Company’s 2019 Equity Incentive Plan (the “2019 Plan”), to among other things, increase the number of common shares authorized for issuance under the 2019 Plan by 1,000,000 shares. The votes regarding the amendment to the 2019 Plan were as follows:

Votes For	Votes Against	Votes Withheld
15,462,071	3,652,167	0

Broker Non-Votes: 5,912,446.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE PHARMACEUTICALS INC.

By:	/s/ Amit Hasija
Amit Hasija
Chief Financial Officer

Dated: July 8, 2022